FIRST M & F CORPORATION

Post Office Box 520

KOSCIUSKO, MISSISSIPPI 39090

March 15, 2000

Dear Shareholder:

      Enclosed you will find a 1999 Annual Report for First M & F Corporation, a Notice of the Annual Shareholders' Meeting for 2000, a Proxy Statement, and a Proxy.

      This institution is grateful for the loyalty and support of you, our friends and shareholders. The Annual Shareholders' Meeting is to be held on Wednesday, April 12, 2000, at 1:30 P.M. at the Mary Ricks Thornton Cultural Center, located at the corner of East Washington Street and North Huntington Street, Kosciusko, Mississippi. We encourage you to mark this date on your calendar and make plans to attend, and share further in the affairs of your corporation.

      I urge you to complete the enclosed Proxy promptly and return it in the enclosed self-addressed postage paid envelope, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.

      First M & F Corp's audited financial statements and other required disclosures are presented in the 1999 Annual Report on Form 10-K, a copy of which is attached to the Proxy Statement.

      We look forward to seeing you at the Annual Meeting.

Sincerely yours,

FIRST M & F CORPORATION

Hugh S. Potts, Jr.
Chairman and Chief Executive Officer

FIRST M & F CORPORATION

Post Office Box 520

KOSCIUSKO, MISSISSIPPI 39090

March 15, 2000

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING

To the Shareholders of First
M & F Corporation
Kosciusko, Mississippi 39090

NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the FIRST M & F CORPORATION (the "Company"), KOSCIUSKO, MISSISSIPPI, will be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 12, 2000, at 1:30 P.M. for the purpose of considering and voting on the following proposals:
        1.  ELECTION OF DIRECTORS: The election of seven (7) persons listed in the Proxy
            Statement dated March 15, 2000, accompanying this notice, as members of the
            Board of Directors for a term of three years. The election of two (2) persons listed in the Proxy Statement dated March 15, 2000, accompanying this notice, as members of the Board of Directors for a term of one year. The election of one
            (1) person listed in the Proxy Statement dated March 15, 2000, accompanying this notice, as a member of the Board of Directors for a term of two years.

        2.  Whatever other business may be properly brought before the meeting or any adjournment thereof.

      Whether or not you contemplate attending the meeting, it is requested that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

      Only those shareholders of record at the close of business on February 25, 2000 shall be entitled to notice of and to vote at this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Hugh S. Potts, Jr.
Chairman and Chief Executive Officer

Dated and mailed at
Cranford, New Jersey
On or about March 15, 2000

FIRST M & F CORPORATION

Post Office Box 520

KOSCIUSKO, MISSISSIPPI 39090

PROXY STATEMENT

DATED MARCH 15, 2000

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 12, 2000

SOLICITATION BY BOARD OF DIRECTORS OF FIRST M & F CORPORATION

      This statement is furnished to the shareholders of First M & F Corporation (the "Company") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 12, 2000, at 1:30 P. M., local time or any adjournment (s) thereof, for the matters set out in the foregoing notice of Annual Shareholders' Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is March 15, 2000.

      Only those shareholders of record on the books of the Company at the close of business on February 25, 2000, (the "Record Date") are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding of record 4,665,984 shares of common stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is five (5), a shareholder owning ten (10) shares may cast ten (10) votes for each of five (5) nominees, or cast 50 votes for any one (1) nominee or allocate the fifty (50) votes among several nominees.

      The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

      Any shareholder giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing and voting at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted "For" each of the proposals described below.

      The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on February 25, 2000, and entitled to vote, will constitute a quorum.

      The 1999 Annual Report to shareholders of the Company on Form 10-K, which includes audited financial statements, is enclosed for the information of the shareholders. The Annual Report is not a part of the proxy soliciting material.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

      The Board of Directors of the Company is divided into three (3) classes - Class I, Class II and Class III. Each class consists of five (5) to seven (7) Directors. The term of Class I Directors will expire at the 2000 Annual Meeting. The term of Class II Directors expires at the 2001 Annual Meeting. The term of Class III Directors will expire at the 2002 Annual Meeting.

      The Board of Directors has nominated Fred A. Bell, Jr., Charles T. England, James F. Ingram, Joe Ivey, Susan McCaffery, James I. Tims and Edward G. Woodard for election as Class I Directors to serve until the 2003 Annual Meeting or until his or her successor is elected and qualified. Fred A. Bell, Jr., Charles T. England, Joe Ivey, Susan McCaffery, and Edward G. Woodard are currently serving as Class I Directors.

      The Board of Directors has nominated Charles V. Imbler, Sr. and Michael W. Sanders for election as additional Class II Directors to serve until the 2001 Annual Meeting or until his successor is elected and qualified. Barbara K. Hammond, R. Dale McBride, Hugh S. Potts, Jr., W. C. Shoemaker, and Scott M. Wiggers are currently serving as Class II Directors.

      The Board of Directors has nominated L. F. Sams, Jr. for election as an additional Class III Director to serve until the 2002 Annual Meeting or until his successor is elected and qualified. Jon A. Crocker, Toxey Hall, III, J. Marlin Ivey, Otho E. Pettit, Jr., and Charles W. Ritter, Jr. are currently serving as Class III Directors.

      Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the seven (7) nominees for Class I Directors, two (2) nominees for Class II Directors and one (1) nominee for Class III Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors.

      During 1999, the Company's Board of Directors had twelve (12) regular meetings and one (1) special meeting. Charles T. England, J. Marlin Ivey and Joe Ivey did not attend at least 75% of the total number of meetings of the Board of Directors and committees upon which each served. No other Director attended less than 75% of the total number of meetings of the Board of Directors or committees upon which he served. The following table provides certain information about the nominees and the other current Directors of the Company.

      Pursuant to Mississippi Law and the Company's By Laws, Directors are elected by a plurality of the votes cast in the election of Directors. A "plurality" means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

      Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES
                           INFORMATION CONCERNING NOMINEES, DIRECTORS,
                                      AND EXECUTIVE OFFICERS

                                                                      Amount and Nature of
                           Positions & Offices                        Beneficial Ownership        Percent of Common
                           With Company or/and          Director      Of Common Stock as of       Stock Beneficially
Name and Age               Employment                   Since         January 31, 2000 (a)        Owned
-----------------------------------------------------------------------------------------------------------------------------
CLASS I
Fred A. Bell, Jr.,  58     Partner, Klean Kut           1981           21,936 (15)                  .47%
                           Outdoor Equipment
                           (Outdoor equipment sales)
Charles T. England,  63    Supervisor of Finance        1980           15,708 (1)(15)               .34%
                           Company subsidiaries of
                           Merchants and Farmers
                           Bank from 1995 through
                           1999; Registered
                           Representative of Security
                           Financial Network in
                           1994; Farmer; formerly
                           Chancery Clerk, Attala
                           County
James F. Ingram,  69       Chief Executive Officer of   nominee        72,279 (14) (16)             1.76%
                           Community Federal
                           Savings Bank from 1984
                           through 1999 and of
                           Community Federal
                           Bancorp from 1996
                           through 1999. President of
                           Community Federal Bank
                           from 1984 through June,
                           1998 and of Community
                           Federal Bancorp from
                           1996 through June, 1998.
Joseph M. Ivey,  41        President and CEO,           1994           107,248 (2) (3) (11) (15)    2.29%
                           Encompass Services
                           Corp since February 2000
                           Building One Services Corp
                           (facilities services company),
                           from February 1999 to
                           February 2000.
                           Chairman and CEO, Ivey
                           Mechanical Company
                           (plumbing and electrical
                           contractors), until
                           February, 1999
Susan McCaffery,  60       Retired; Member of Audit     1987           117,598 (4) (5) (15)         2.51%
                           Committee; Former
                           Professor, Wood College
James I. Tims, 56          President of LT              nominee        97,927 (17)                  2.09%
                           Corporation; President of
                           First Bolivar Capital Corp.
                           through 1998.

Edward G. Woodard,  45     Member of Audit              1989           8,806 (6) (15)               .19%
                           Committee; President, K.
                           M. Distributing Company,
                           Inc. (wholesaler of chain
                           saws, lawn and gardening
                           equipment).
CLASS II
Barbara K. Hammond,  55    Retired; Member of Audit     1995           2,500 (15)                   .05%
                           Committee; Former
                           Specialist, Circuit Capacity
                           Management, BellSouth
Charles V. Imbler, Sr., 67 President and Chief          nominee        23,584 (18)                  .51%
                           Executive Officer of Truck
                           Center, Inc. since 1970.
R. Dale McBride,  60       President, Merchants and     1979           19,016(8) (15)               .41%
                           Farmers Bank, Durant
Hugh S. Potts, Jr.,  55    Chairman of the Board and    1979           385,612 (4) (9) (19)         8.42%
                           CEO of the Company since
                           1994; Vice Chairman,
                           1983-1993; Vice President,
                           1979-1983
Michael W. Sanders,  57    President, Jimmy Sanders,    nominee        4,500                        .10%
                           Inc. (sales of seed, grain,
                           chemicals and fertilizer)
W. C. Shoemaker,  67       Consultant, IMC Webb         1979           40,766 (15)                  .87%
                           Graphics (Printing);
                           President, W.C.
                           Shoemaker, Inc.
                           (investments & real estate)
Scott M. Wiggers,  55      President of the Company     1983           12,192 (7) (20)              .26%
                           since 1988 and Treasurer
                           since 1979; Corporate
                           President, Merchants &
                           Farmers Bank
CLASS III
Jon A. Crocker,  57        Business Development         1996           64,450 (10) (15)             1.38%
                           Officer since 1999;
                           Chairman & CEO,
                           Merchants & Farmers
                           Bank, Bruce Branch from
                           1995 to 1999
Toxey Hall, III,  60       Member of Audit              1984           3,612 (15)                   .08%
                           Committee; President,
                           Thomas-Walker-Lacey
                           (retail discount store)

J. Marlin Ivey,  63        Member of Audit              1979           113,012 (2) (11) (15)        2.41%
                           Committee; President, Ivey
                           National Corporation
                           (holding company for
                           various businesses)
Otho E. Pettit, Jr.,  49   Attorney at Law,             1993           12,408 (12) (15)             .27%
                           Thornton, Guyton, Dorrill
                           & Pettit
Charles W. Ritter, Jr., 66 Chairman of Audit            1979           153,500 (13) (15)            3.28%
                           Committee; President, The
                           Attala Company (feed
                           manufacturing company)

L. F. Sams, Jr., 60        Partner, Mitchell, McNutt,   nominee        23,200 (18) (21)             .50%
                           Threadgill, Smith & Sams
                           (law firm) since 1971.

EXECUTIVE OFFICERS
Robert C. Thompson, III,   Treasurer of the Company     -              900 (22)                     .02%
41                         and EVP & Chief
                           Financial Officer of M&F
                           Bank since November,
                           1997.  Doctoral student
                           from January 1995 through
                           October 1997.
Nancy E. Dickens,  64      Secretary of the Board of    -              860                          .02%
                           the Company and M&F
                           Bank
Robert K. Autry,  54       EVP & Divisional Sales       -              800 (22)                     .02%
                           Manager of M&F Bank
                           since January 1995.
Christopher M. Burgess,    EVP & Divisional Sales       -              1,080 (22)                   .02%
39                         Manager of M&F Bank
                           since January 1995.
Jeffrey A. Camp,  40       EVP & Chief Credit           -              1,000 (22)                   .02%
                           Officer of M&F Bank
                           since January, 1998.
                           President of DeSoto
                           County Division at Deposit
                           Guaranty National Bank
                           from April 1994 through
                           December 1997.

ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS                  1,211,982                  26.0%
AS A GROUP (25 PERSONS)

----------------------------

(a)      Constitutes sole ownership unless otherwise indicated.

(1)      Mr. England shares voting and investment power with respect to these shares with his wife.
(2)      Director J. Marlin Ivey is the father of director Joseph M. Ivey.
(3)      Includes 300 shares owned by Mr. Joseph Ivey's minor children.
(4)      Mrs. McCaffery and Hugh S. Potts, Jr. are brother and sister. Their father is the Company's former
         Chief Executive Officer and Chairman of the Board, Hugh S. Potts, Sr.
(5)      Mrs. McCaffery shares voting and investment power with respect to 761 of these shares with her husband  and includes 15,500 shares owned by Mrs. McCaffery's husband.
(6)      Includes 880 shares owned by Mr. Woodard's wife.
(7)      Includes 1,134 shares owned by Mr. Wiggers' wife.
(8)      Mr. McBride shares voting and investment power with respect to 15,175 of these shares with his wife and children.
(9)      Mr. Potts, Jr. shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts and includes 43,984 shares owned by his wife and minor children. Mr. Potts, Jr.
         is the trustee over The Salt & Light Foundation which owns 46,754 shares.

(10)     Of these shares, 6,600 are registered in the name of BellAire Corporation, of which Mr. Crocker's wife is a director.
(11)     Of these shares, 92,512 are registered in the name of Ivey National Corporation, of which Mr. J.
         Marlin Ivey is the President and Mr. Joseph M. Ivey is an officer.
(12)     Includes 3,726 owned by Mr. Pettit's wife and children.
(13)     Includes 60,000 shares owned by Mr. Ritter's wife.
(14)     Includes 8,622 shares held jointly with Mr. Ingram's wife.
(15)     Includes 500 shares which may be acquired upon the exercise of stock options.
(16)     Includes 51,390 shares which may be acquired upon the exercise of stock options.
(17)     Includes 83,932 shares owned by Mr. Tims' wife and minor children. Includes 11,916 shares owned by LT Corporation which is owned by Mr. Tims and his wife.
(18)     Includes 11,327 shares which may be acquired upon the exercise of stock options.
(19)     Includes 2,000 shares which may be acquired upon the exercise of stock options.
(20)     Includes 1,500 shares which may be acquired upon the exercise of stock options.
(21)     Includes 453 shares owned by Mr. Sams' wife.
(22)     Includes 800 shares which may be acquired upon the exercise of stock options.

Charles W. Ritter, Jr. is a director of Sanderson Farms, Inc., Laurel, Mississippi, and Joseph M. Ivey is a director and CEO of Encompass Services Corp, Houston, Texas. None of the other Directors are a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with.

PRINCIPAL SHAREHOLDER

Management of the Company knows of no person who owns of record or beneficially, directly or indirectly, more than 5% of the outstanding common stock of the Company except as set forth below:
Name and Address of               Amount and Nature of              Percent of Class
Beneficial Owner                  Beneficial Ownership of
                                  Common Stock
======================================================================================
Hugh S. Potts, Jr.                385,612 shares (1)                8.42%
1104 Walnut Road
Kosciusko, MS 39090

-------------------
(1)   Mr. Potts shares voting and investment power with respect to 69,500 of these shares, which are held in two trusts.

EXECUTIVE COMPENSATION

The following tables show the cash compensation for 1999, 1998 and 1997 for the Chief Executive Officer of the Company and all Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

Name and Principal              Year       Salary        Bonus         Other Annual       All Other
Position                                                               Compensation       Compensation
=======================================================================================================
Hugh S. Potts, Jr.              1999       $192,801      $15,000       $2,223 (1)         $2,524 (4)
Chairman of the Board and                                              $3,215 (3)
CEO since 4/15/94
                                1998       $175,000      $13,750       $2,736 (1)         $4,375 (4)
                                                                       $3,680 (3)
                                1997       $167,308      $15,000       $2,317 (1)         $4,183 (4)
                                                                       $3,219 (2)

Scott M. Wiggers                1999       $134,750      $10,000       $2,500 (1)         $3,369 (4)
President
                                1998       $130,000      $6,500        $1,958 (1)         $3,250 (4)
                                1997       $121,731      $15,000       $1,640 (1)         $3,043 (4)

Jeffrey A. Camp                 1999       $105,846      $12,500       $431 (1)           $2,370 (4)
Executive Vice President                                               $676 (2)
And Senior Credit Officer
                                1998       $98,077       $21,942       $330 (1)           $5,659 (5)
                                                                       $1,760 (2)

Robert K. Autry                 1999       $93,385       $10,000       $973 (1)           $2,335 (4)
Executive Vice President
And Divisional Sales
Manager
                                1998       $87,654       $6,909        $1,227 (1)
                                1997       $82,923       $9,791        $1,063 (1)

Christopher M. Burgess          1999       $92,577       $9,000        $272 (1)           $2,232 (4)
Executive Vice President                                               $1,632 (3)
And Divisional Sales
Manager
                                1998       $84,654       $5,632        $269 (1)
                                                                       $1,677 (3)
                                1997       $80,585       $9,501        $225 (1)
                                                                       $1,101 (3)

---------------------------
(1)   Cost of excess life insurance
(2)   Automobile allowance
(3)   Cost of country club memberships
(4)   Company Contribution to the 401k plan
(5)   Moving expense reimbursement

Pension Plan

The following table indicates the estimated annual benefits payable to persons in specified classifications upon retirement at age 65.
Five Years Average
Annual Compensation                                   Credited Years of Service
                                   15            20                25              30              35
========================================================================================================
                     $25,000       $3,000        $4,000            $5,000          $6,000         $7,000
                      50,000        6,000         8,000            10,000          12,000         14,000
                      75,000        9,000        12,000            15,000          18,000         21,000
                     100,000       12,000        16,000            20,000          24,000         28,000
                     160,000       19,200        25,600            32,000          38,400         44,800

      Credited years of service for the individuals named in the Summary Compensation Table above are anticipated to be as follows: Hugh S. Potts, Jr. - 37 years; Scott M. Wiggers - 34 years; Jeffrey A. Camp - 26 years; Robert K. Autry - 25 years; Christopher M. Burgess - 35 years.

      A participant in First M&F's Pension Plan whose service is terminated on or before his normal retirement date is eligible to retire and receive a normal retirement benefit. The amount of the normal benefit under the Plan is equal to 1/12 of the sum of the amounts described below in (1) and (2) multiplied by (3) where:

(1)     = eight-tenths of one percent (0.8%) of the participant average earnings;
(2)     = twenty-five hundredths percent (0.25%) of the participants average earnings in excess of Twenty-Four Thousand and no/100 dollars ($24,000.00); and
(3)     = the participant's benefit service as of his normal retirement date.

      If a participant's annual benefit commences before the participant's social security retirement age, but on or after age 62, the amount of the benefit is reduced. If the annual benefit of a participant commences prior to age 62, the amount of the benefit shall be the actuarial equivalent of an annual benefit beginning at age 62 reduced for each month by which benefits commence before the month in which the participant attains age 62. If the annual benefit of a participant commences after the participant's social security retirement age, the benefit amount is adjusted so that it is the actuarial equivalent of an annual benefit beginning at the participant's social security retirement age.

Director Compensation

      Non-officer Directors receive annual compensation in the amount of $1,000 per Board Meeting attended payable at the end of the year, plus an additional $20 for each committee meeting attended.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Market US Index and the NASDAQ Bank Index which consists of the period of five (5) years beginning in 1994.

Cumulative Total Return          12/94      12/95         12/96       12/97       12/98       12/99
===================================================================================================
First M&F Corporation            100        176           239         339         312         270
NASDAQ Stock Market              100        141           174         213         300         542
(U.S.)
NASDAQ Bank                      100        149           197         329         327         314

INDEPENDENT PUBLIC ACCOUNTANTS

Shearer, Taylor & Co., P.A. were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountant for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

SALARY AND BENEFIT COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

      This report reflects the Company's compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Salary and Benefits Committee. The committee is comprised of Directors: Hugh S. Potts, Jr., J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, and Edward G. Woodard and determines annual base salary adjustments and annual pay for performance bonus awards.

      In determining the compensation to be paid to the Company's executive officers in 1999, the Salary and Benefit Committee employed compensation policies designed to align the compensation of Mr. Potts, Mr. Wiggers, and other executive officers with the Company's overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

      In 1999, Messrs. Potts and Wiggers received an increase in base salary of 10.2% and 3.7% respectively, from their 1998 base salary. The increases were consistent with the 7.1% trend in Company profits from 1996 to 1998 and comparable to salaries of bank executives in similar sized institutions.

      The Company has established performance goals in four categories which are to be met by improvements in ratios or amounts as applicable from the last fiscal year. The four categories are: Growth, which is measured by increases in loan volume and core deposit volume; Profits, measured by increases in net interest margin (%) and an increase in non-interest income; Quality, the goal of which is to maintain the previous year's percentage of nonperforming assets and net charge-offs, with a penalty factor if the percentage increases from the previous year; and Productivity, measured by an increase in pre-tax income divided by salaries and benefits.

      The model calculates the bonus by weighting the categories and combining the results in each category to arrive at a bonus as a percentage of base salary. A bonus is awarded if the 1999 Company results in any category were an improvement over 1998 results. If the 1999 results were an improvement over 1998 results in each category, a bonus of approximately 1.8% of base salary would be awarded. If the 1999 Company budget was met in each category, the bonus is approximately 5.8%. If budget is exceeded in one or more categories, the bonus increases on a sliding scale, with the maximum bonus of approximately 23.2% of base salary.

      The Company's loan volume was above the budgeted amount by 6.6% and core deposit volume was below the budgeted amount by 1.4% in 1999. The net interest margin was above the budgeted amount. Noninterest income was slightly above the budgeted amount while noninterest expense was above the budgeted amount in 1999. Based upon the model, bonuses of $15,000 and $10,000 were awarded to Messrs. Potts and Wiggers respectively.

      Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company's market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

      Submitted by the Company's Salary and Benefit Committee: Hugh S. Potts, Jr., Chairman, J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, and Edward G. Woodard.

TRANSACTIONS WITH MANAGEMENT

      First M & F Corporation's subsidiary, Merchants and Farmers Bank, Kosciusko, Mississippi, (the "Bank") has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates. Such transactions are completed on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features. Such loans are extended on a secured basis. The aggregate amount of loans outstanding to directors, principal officers and their interests to the Bank as of December 31, 1999, totaled $2,501,000. Other than these transactions, there were no material transactions during 1999 between directors and officers and the Bank or the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 1999. Presently Charles W. Ritter, Jr. serves as Chairman and other members are Barbara K. Hammond, J. Marlin Ivey, Susan P. McCaffery, Edward G. Woodard and Toxey Hall III. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors.

      The Company has a standing Salary and Benefit Committee which met two (2) times during 1999 and makes recommendations to the Board of Directors on all officers' salaries and compensation. Presently Hugh S. Potts, Jr. serves as Chairman and other members are J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, and Edward G. Woodard.

      The Company does not have a standing Nominating Committee. The Company's By-Laws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors.

      Merchants & Farmers Bank has among other committees, an Investment Committee which meets quarterly, a Loan and Policy Committee which meets weekly, an Executive and Administrative committee which meets bi-annually, a Trust Committee which meets monthly, a Long Range Planning Committee which meets as needed and an Electronic Data Processing Steering Committee which meets quarterly.

OTHER MATTERS

      Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the proxy holder to vote the accompanying Proxies in accordance with his judgement.

PROPOSALS FOR 2000 ANNUAL MEETING

      Any shareholder who wishes to present a proposal at the Company's next Annual Meeting and who wishes to have the proposal included in the Company's Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 16, 2000. After this date, a stockholder who intends to raise a proposal to be acted upon at the 2001 annual meeting of stockholders must inform the Company in writing no later than January 30, 2001. If notice is not provided by that date, the persons named in the Company's proxy for the 2001 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2001 annual meeting.

     The accompanying Proxy is solicited by Management.

                                                                      By Order of THE BOARD OF DIRECTORS,

                                                                      Hugh S. Potts, Jr.
                                                                      Chairman and Chief Executive Officer
Dated and mailed at
Cranford, New Jersey
On or about March 15, 2000